Exhibit 10.1

Exhibit A:              List of Licensed United Patents

Title	Patent No.	Expir. Date
Methods of Progressive Jackpot Gaming	4,861,041	04/18/2008
	5,022,653	Expired
	4,948,134	Expired
	5,288,077	Expired
	5,364,105	Expired
	5,584,485	Expired
Methods of Progressive Jackpot Gaming	5,795,225	04/18/2008
Methods of Progressive Jackpot Gaming	5,913,726	04/18/2008
Methods of Progressive Jackpot Gaming	6,045,130	04/18/2008
Methods of Progressive Jackpot Gaming	6,234,895	04/18/2008
Apparatus for Progressive Jackpot Gaming	5,078,405	04/18/2008
Method for Progressive Jackpot 21	5,364,104	04/18/2008
Method for Playing a Card Game	5,374,067	04/18/2008
Method and Apparatus for Playing Casino Card Games Including	5,377,973	04/18/2008
Method for Playing A Card Game	5,380,012	04/18/2008
Apparatus for Progressive Jackpot Gaming	5,544,893	04/18/2008
Methods of Progressive Jackpot Gaming	5,626,341	04/18/2008
Apparatus for Progressive Jackpot Gaming	5,794,964	04/18/2008
Methods of Progressive Jackpot Gaming	5,795,225	04/18/2008
Coin Acceptor Including Multi-State Visual Indicator Apparatus and	5,836,818	04/18/2008
Apparatus for Progressive Jackpot Gaming	6,070,878	04/18/2008
Apparatus for Progressive Jackpot Gaming	6,073,930	04/18/2008
Method for Progressive Jackpot Gaming	6,312,330	04/18/2008
Method for Progressive Jackpot Gaming	6,336,859	04/18/2008
Apparatus for Progressive Jackpot Gaming	6,475,088	04/18/2008
Method for Progressive Jackpot Gaming	6,485,368	04/18/2008
Apparatus for Progressive Jackpot Gaming	5,078,405	04/18/2008
Methods for Providing a Jackpot in a Progressive Game needed for LRIB with TCP side bet	6,729,620	7/24/2015
Method of Progressive Twenty-One (need for Royal Match 21)	5,577,731	7/24/2015
Maximum Bet Table Game and Apparatus	6,568,682	04/15/2019
Maximum Bet Table Game and Apparatus	6,726,564	04/15/2019
Table Game Apparatus	5,377,994	12/11/2011
	6,375,189	11/20/2017
	6,402,150	11/20/2017
	5,964,464	10/13/2015

Exhibit B:              List of Foreign Patents

Title	Patent No.	Expir. Date	Country
Apparatus for Progressive Jackpot Gaming	2,088,063	4/18/09	Japan
Apparatus for Progressive Jackpot Gaming	621599	4/18/09	Australia
Apparatus for Progressive Jackpot Gaming	694895	4/18/08	Australia
Apparatus for Progressive Jackpot Gaming	E96049	4/18/09	Austria
Apparatus for Progressive Jackpot Gaming	0 338 644	4/18/09	Belgium
Apparatus for Progressive Jackpot Gaming	1,335,381	4/18/09	Canada
Apparatus for Progressive Jackpot Gaming	P689099924	4/18/09	Germany
Apparatus for Progressive Jackpot Gaming	EP0338644	4/18/09	Italy
Apparatus for Progressive Jackpot Gaming	192893	4/18/09	Netherlands and NA
Apparatus for Progressive Jackpot Gaming	EP0338644	4/18/09	Spain
Electronic Poker Game	693882	4/18/08	Australia
Poker Game	4900	9/06/08	Dominican Republic
Gaming Table Apparatus	4825	3/02/08	Dominican Republic
Electronic Poker Game	628044		Australia
Electronic Poker Game	1,334,983		Canada

Exhibit C:              List of Foreign Applications

Title	Applic. No.	Country
Methods of Progressive Jackpot Gaming	617,164	Canada
Electronic Poker Game	616,862	Canada
Methods of Progressive Jackpot Gaming	3,271,374	Australia
Methods of Progressive Jackpot Gaming	616,861	Canada